POWER OF ATTORNEY
                                -----------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto.




Date:       March 22, 2003                      /s/ Tenley E. Albright, M.D.
            ---------------                     ----------------------------
                                                    Tenley E. Albright, M.D.

                                POWER OF ATTORNEY
                                -----------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto.




Date:       March 22, 2003                           /s/ John W. Conway
            --------------                           -------------------
                                                         John W. Conway

                                POWER OF ATTORNEY
                                -----------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto.




Date:       March 22, 2003                          /s/ George W. Ebright
            --------------                         ----------------------
                                                        George W. Ebright

                                POWER OF ATTORNEY
                               -------------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto.





Date:       March 22, 2003                          /s/ L. Robert Johnson
            --------------                          ---------------------
                                                        L. Robert Johnson

                                POWER OF ATTORNEY
                             ----------------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto



Date:       March 22, 2003                      /s/ William G. Little
            --------------                      ---------------------
                                                    William G. Little

                                POWER OF ATTORNEY
                             ----------------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto



Date:       March 22, 2003                    /s/ William H. Longfield
            --------------                    ------------------------
                                                  William H. Longfield

                                POWER OF ATTORNEY
                              ---------------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto.





Date:        March 22, 2003                         /s/ John P. Neafsey
             --------------                         -------------------
                                                        John P. Neafsey

                                POWER OF ATTORNEY
                             ----------------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto.





Date:       March 22, 2003                           /s/ Anthony Welters
            --------------                           -------------------
                                                         Anthony Welters

                                POWER OF ATTORNEY
                              ---------------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto.




Date:       March 22, 2003                  /s/ Geoffrey F. Worden
            ---------------                 ----------------------
                                                Geoffrey F. Worden

                                POWER OF ATTORNEY
                              ---------------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto.



Date:       March 22, 2003                 /s/ Robert C. Young, M.D.
            ---------------                -------------------------
                                               Robert C. Young, M.D.

                                POWER OF ATTORNEY
                              ---------------------



     The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and all amendments, exhibits and supplements thereto.




Date:       March 22, 2003                 /s/ Patrick J. Zenner
            ---------------                ---------------------
                                               Patrick J. Zenner